J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Core Fund

(Class R5 Shares)

(a series of JPMorgan Trust I)

Supplement dated September 16, 2016

to the Summary Prospectus, Prospectus and

Statement of Additional Information dated September 15, 2016

Increase in Class R5 Shares Service Fee

Effective April 3, 2017, the service fee (formerly known as “shareholder service fee”) charged to Class R5 Shares will increase to 0.10% of average daily net assets. Expense limitation agreements in effect on April 3, 2017 will not change as a result of the change to the Class R5 service fee.

THIS SUPPLEMENT SHOULD BE RETAINED WITH

YOUR SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

SUP-SCCR5-916